Wingstop Announces Additional $300 Million Share Repurchase Authorization DALLAS, March 11, 2026 – Wingstop Inc. (NASDAQ: WING) today announced that its board of directors authorized the purchase of up to an additional $300 million of its outstanding shares of common stock, effective immediately. This authorization continues our execution under the Company’s existing repurchase program, pursuant to which Wingstop has invested nearly $700 million since inception in August 2023 and repurchased a total of approximately 2.6 million shares. In 2025 alone, the Company repurchased just over 1.2 million shares and has approximately $53.4 million remaining under its current authorization. “We remain disciplined in our capital allocation, prioritizing long-term growth investments while our asset-lite model and strong free cash flow allow us to return excess capital to shareholders and our share repurchase program is an example of this strategy,” said Alex Kaleida, Chief Financial Officer. This additional $300 million authorization reinforces our commitment to providing sustainable, long-term value to shareholders.” Repurchases under the program may be made in the open market, in privately negotiated transactions or by other means, including through trading plans intended to qualify under Rule 10b5-1 of the Securities and Exchange Act of 1934 and accelerated share repurchase agreements, with the amount and timing of repurchases to be determined at Wingstop’s discretion, depending on market and business conditions, prevailing stock prices, and contractual limitations, among other factors. Open market repurchases will be structured to occur in accordance with applicable federal securities laws. This program does not obligate Wingstop to acquire any particular amount of common stock, or at any specific time or intervals and may be modified, suspended or terminated at any time at Wingstop’s discretion. Wingstop expects to fund repurchases with existing cash and cash equivalents as well as anticipated cash flow from operations. ### About Wingstop Founded in 1994 and headquartered in Dallas, TX, Wingstop Inc. (NASDAQ: WING) operates and franchises more than 3,000 restaurants worldwide – with 98% of the total restaurant count owned by brand partners. Generating over $5 billion in system-wide sales in fiscal 2025, Wingstop offers made-to- order, always fresh classic and boneless wings, tenders, and chicken sandwiches in 12 bold, distinctive flavors, alongside signature sides and iconic housemade ranch and bleu cheese dips. Dedicated to Serving the World Flavor, Wingstop is the Official Chicken Partner of the NBA with a vision to become a Top 10 Global Restaurant Brand. Learn more at wingstop.com or follow @Wingstop on X, Instagram, Facebook and TikTok. Forward-looking Statements This news release includes statements of our expectations, intentions, plans and beliefs that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to come within the safe harbor protection provided by those sections. These statements, which involve risks and uncertainties, relate to the discussion of our expectations concerning the implementation and execution of our share repurchase program, including the anticipated execution of a $250 million ASR and our strategic growth initiatives. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “may,” “will,” “should,” “expect,” “intend,” “plan,” “outlook,” “guidance,” “anticipate,” “believe,” “think,” “estimate,” “seek,” “predict,” “can,” “could,” “project,” “potential” or, in each case, their negative or other variations or comparable terminology, although not all forward-looking statements are accompanied by such terms. These forward-looking statements are made based on expectations and beliefs concerning future events affecting us and are subject to uncertainties, risks, and factors relating to our operations and business environments, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed or implied by these forward- looking statements. Please refer to the risk factors discussed in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which can be found at the SEC’s website www.sec.gov. The discussion of these risks is specifically incorporated by reference into this news release. When considering forward-looking statements in this news release or that we make in other reports or statements, you should keep in mind the cautionary statements in this news release and future reports we file with the SEC. New risks and uncertainties arise from time to time, and we cannot predict when they may arise or how they may affect us. Any forward-looking statement in this news release speaks only as of the date on which it was made. Except as required by law, we assume no obligation to update or revise any forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future. Media Contact Kyra Harbert Media@wingstop.com Investor Contact Sara Niehaus IR@wingstop.com